UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 20, 2001



                              DIGITAL FUEL, INC.
                              ------------------
               (Exact name of registrant as specified in its charter)


             Delaware               000-16534               45-0375367
             ---------------------------------------------------------
           (State or other        (Commission           (I.R.S. Employer
             jurisdiction          File Number)         Identification No.)
           of incorporation)





                  6601 E. Grant Road, Suite 101, Tucson, AZ 85715
                  -----------------------------------------------
                 (Address of principal executive offices)(Zip Code)


         Registrant's telephone number, including area code: (520) 886-5354

Item 4.	Changes in Registrant's Certifying Accountant

Effective February 14, 2001, the Registrant's Board of Directors engaged the accounting firm of Watson & Watson, C.P.A.s, P.C. as independent auditors for the Registrant. Watson & Watson, C.P.A.s, P.C. was recommended by the Board of Directors to replace the firm of Gelfond Hochstadt Pangburn, P.C., who is no longer providing accounting and auditing services to Digital Fuel because of the Registrant's inability to pay its outstanding bill for audit services. Due to its normal business practices, Gelfond Hochstadt Pangburn, P.C. cannot continue providing additional accounting services to the Registrant until its past bills have been brought current, and declined to stand for re-election. The Registrant is currently unable to bring those bills to a current status, which resulted in a mutual understanding between Gelfond Hochstadt Pangburn, P.C. and the Registrant that the Registrant needed to seek the assistance of new auditors for the 10-KSB for the year ending December 31, 2000.

There were no disagreements between the Registrant and Gelfond Hochstadt Pangburn, P.C. in connection with the audits of the two most recent fiscal years ended December 31, 1999 and 2000, and through February 13, 2001, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused Gelfond Hochstadt Pangburn to make reference in connection with their reports to the subject matter of the disagreement. In addition, no reportable events of the type referenced in paragraphs
(a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred within the Registrant's two most recent fiscal years or through February 13, 2001.

The Registrant has not consulted with Watson & Watson, C.P.A.s, P.C. prior to their engagement regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, which the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.


Item 7.	Financial Statements and Exhibits

Exhibit 16 Letter from Gelfond Hochstadt, dated March 1, 2001, addressed to the Securities and Exchange Commission regarding the Registrant's change in certifying accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DIGITAL FUEL, INC.


By:/s/Forrest L. Metz                     By:/s/Michael R. Farley
   Forrest L. Metz                           Michael R. Farley
   President                                 Chief Executive Officer



Date: March 1, 2001

                                 EXHIBIT INDEX



 Exhibit No.     Description
 -----------     -----------

 16 Letter from Gelfond Hochstadt, dated March 1, 2001, addressed to the Securities and Exchange Commission regarding the Registrant's change in certifying accountant.